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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Value Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Value Fund (formerly Pioneer II) dated November 5, 2001
(and to all references to our firm) included in or made a part of Pioneer Large Cap Value Fund's Post-Effective Amendment No. 56 and Amendment No. 39 to Registration Statement File Nos. 2-32773 and 811-07611, respectively.


                                        /s/ Arthur Andersen LLP
Boston, Massachusetts
January 25, 2002